SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 1999

                              Dollar Bancorp, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                         0-                   To Be Applied For
----------------------------    --------------------    ------------------------
(State or Other Jurisdiction    (Commission File No.)    (I.R.S. Employer
  of Incorporation)                                          Identification No.)


893 Franklin Avenue, Newark, New Jersey                            07107
---------------------------------------                          ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:           (973) 483-0001
                                                              --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT
        --------------------------------

         After the close of business on October 20, 1999, Dollar Bancorp, Inc. (the "Company") became a savings and loan holding company in accordance with the terms of an Agreement and Plan of Reorganization, dated June 17, 1999 (the "Agreement"), by and between Dollar Savings Bank (the "Bank"), a federally-chartered stock savings bank, Dollar Interim Savings Bank ("Interim"), a federally-chartered interim stock savings bank, and the Company, a Delaware chartered stock corporation. Pursuant to the Agreement: (1) the Company was organized as a wholly owned subsidiary of the Bank; (2) Interim was organized as a wholly owned subsidiary of the Company; (3) Interim merged with and into the Bank, with the Bank as the surviving institution, and (4) upon such merger, (i) the outstanding shares of common stock, par value $1.00 per share, of the Bank became, by operation of law, on a one-for-one basis, common stock, par value $0.01 per share, of the Company, (ii) the common stock of Interim held by the Company was converted into common stock of the Bank and (iii) the common stock of the Company held by the Bank was canceled. Accordingly, the Bank became a wholly owned subsidiary of the Company and the shareholders of the Bank became shareholders of the Company.

         The Common Stock of the Bank was previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Office of Thrift Supervision. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the Company's Common Stock is deemed automatically registered under the Exchange Act.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS
        -------------------------------------------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          DOLLAR BANCORP, INC.


DATE: October 20, 1999                 By:/S/ Robert DeMane
                                          --------------------------------------
                                          Robert DeMane
                                          President and Chief Executive Officer

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                                                   EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 2         Agreement and Plan of Reorganization

         Exhibit 3.1       Certificate of Incorporation of Dollar Bancorp, Inc.

         Exhibit 3.2       Bylaws of Dollar Bancorp, Inc.

         Exhibit 4         Form of Common Stock Certificate

                                                     EXHIBIT 2

                               DOLLAR SAVINGS BANK

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION, dated June 17, 1999, is by and among DOLLAR SAVINGS BANK, a federal stock savings bank ("Dollar"); DOLLAR BANCORP, INC., a Delaware corporation (the "Corporation"), and DOLLAR INTERIM SAVINGS BANK, a to-be-formed interim federal stock savings bank ("Interim").

         The parties hereto desire to enter into an Agreement and Plan of Reorganization whereby the corporate structure of Dollar will be reorganized into the holding company form of ownership. The result of such reorganization will be that immediately after the Effective Date (as defined in Article V below), all of the issued and outstanding shares of common stock of Dollar will be held by Corporation, and the holders of the issued and outstanding shares of common stock of Dollar will become the holders of the issued and outstanding shares of common stock of Corporation.

         The reorganization of Dollar will be accomplished by the following steps: (l) the formation by Dollar of a wholly owned, first tier subsidiary, Corporation, incorporated under the laws of the State of Delaware for the primary purpose of becoming the sole stockholder of a newly formed interim federal stock savings bank, and subsequently becoming the sole stockholder of the common stock of Dollar, which formation shall include the issuance of up to 1000 shares of Corporation Common Stock to Dollar for a price of $50 per share;
(2) the formation of an interim federal stock savings bank, "Interim," which will be wholly owned by Corporation; and (3) the merger of Interim into Dollar, with Dollar as the surviving corporation. Pursuant to such merger: (i) all of the issued and outstanding shares of common stock of Dollar will automatically be converted by operation of law on a one-for-one basis into an equal number of issued and outstanding shares of common stock of the Corporation; and (ii) all of the issued and outstanding shares of common stock of Interim will automatically be converted by operation of law on a one for one basis into an equal number of issued and outstanding shares of common stock of Dollar, which will be all of the issued and outstanding stock of Dollar.

         NOW, THEREFORE, in order to consummate this Agreement and Plan of Reorganization, and in consideration of the mutual covenants herein set forth, the parties agree as follows:

                                    ARTICLE I

                             MERGER OF INTERIM INTO
                           DOLLAR AND RELATED MATTERS
                           --------------------------

     1.1 On the Effective Date, Interim will be merged with and into Dollar
(the "Merger") and the separate existence of Interim shall cease, and all assets and property (real, personal and mixed, tangible and intangible, chooses in action, rights and credits) then owned by Interim, or which would inure to it, shall immediately and automatically, by operation of law and without any conveyance, transfer, or further action, become the property of Dollar. Dollar shall be deemed to be a continuation of Interim, and Dollar shall succeed to the rights and obligations of Interim.

     1.2 Following the Merger, the existence of Dollar shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a corporation organized under the laws of the United States of America. The Charter and

Bylaws of Dollar, as presently in effect, shall continue in full force and effect and shall not be changed in any manner whatsoever by the Merger.

         1.3 From and after the Effective Date, and subject to the actions of the Board of Directors of Dollar, the business presently conducted by Dollar (whether directly or through its subsidiaries) will continue to be conducted by it, as a wholly owned subsidiary of Corporation, and the present directors and officers of Dollar will continue in their present positions. The home office and branch offices of Dollar in existence immediately prior to the Effective Date shall continue to be the home office and branch offices, respectively, of Dollar from and after the Effective Date.

                                   ARTICLE II

                               CONVERSION OF STOCK
                               -------------------

         2.1 The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the common stock of the Bank into Common Stock of the Corporation to this Agreement shall be as follows:

                  A. On the Effective Date, each share of common stock, par value $1.00 per share, of Dollar (the "Dollar Common Stock") issued and outstanding immediately prior to the Effective Date shall automatically by operation of law be converted into and shall become one share of common stock, par value $0.01 per share, of the Corporation (the "Common Stock"). Each share of common stock of Interim issued and outstanding immediately prior to the Effective Date shall, on the Effective Date, automatically by operation of law be converted into and become one share of common stock, $1.00 par value per share, of Dollar and shall not be further converted into shares of the Corporation, so that from and after the Effective Date, all of the issued and outstanding shares of Common Stock of Dollar shall be held by Corporation.

                  B. From and after the Effective Date, each holder of an outstanding certificate or certificates that, prior thereto, represented shares of Dollar Common Stock, shall, upon surrender of the same to the designated agent of Dollar, be entitled to receive in exchange therefor a certificate or certificates representing the number of whole shares of Corporation Common Stock into which the shares theretofore represented by the certificate or certificates so surrendered shall have been converted, as provided in the foregoing provisions of this Section 2.1. Until so surrendered, each such outstanding certificate which, prior to the Effective Date, represented shares of Dollar Common Stock shall be automatically deemed for all purposes to evidence the ownership of the equal number of whole shares of Corporation Common Stock. Former holders of shares of Dollar Common Stock will not be required to exchange their Dollar Common Stock certificates for new certificates evidencing the same number of shares of Corporation Common Stock. If in the future Corporation determines to effect an exchange of stock certificates, instructions will be sent to all holders of record of Corporation Common Stock.

                  C. All shares of Corporation Common Stock into which shares of Dollar Common Stock shall have been converted pursuant to this Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares.

                  D. On the Effective Date, the holders of certificates formerly representing Dollar Common Stock outstanding on the Effective Date shall cease to have any rights with respect to the stock of Dollar Common Stock, and their sole rights shall be with respect to the Corporation Common Stock into which their shares of Dollar Common Stock shall have been converted by the Merger.

                                   ARTICLE III

                                   CONDITIONS
                                   ----------

         3.1 The obligations of Dollar, Corporation and Interim to effect the Merger and otherwise consummate the transactions which are the subject matter hereof shall be subject to satisfaction of the following conditions:

                  A. To the extent required by applicable law, rules, and regulations, the holders of the outstanding shares of Dollar Common Stock shall, at a meeting of the stockholders of Dollar duly called, have approved this Agreement by the affirmative vote of a majority of the outstanding shares of Dollar Common Stock.

                  B. The holders of not more than ten percent (10%) of the outstanding shares of Dollar Common Stock shall have elected to exercise dissenter's and appraisal rights under applicable federal law, to the extent such rights are available.

                  C. Corporation shall have complied with all applicable state securities or "blue sky" laws relating to the issuance of the Corporation Common Stock.

                  D. Any and all approvals from the OTS and any other state or federal governmental agency having jurisdiction necessary for the lawful consummation of the Merger and the issuance and delivery of Corporation Common Stock as contemplated by this Agreement shall have been obtained.

                  E. Dollar shall have received either (i) a ruling from the Internal Revenue Service or (ii) an opinion from its legal counsel, to the effect that the Merger will be treated as a non-taxable transaction under applicable provisions of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized by the stockholders of Dollar upon the exchange of Dollar Common Stock held by them solely for Corporation Common Stock.

                                   ARTICLE IV

                                   TERMINATION
                                   -----------

         4.1 This Agreement may be terminated at the election of any of the parties hereto if any one or more of the conditions to the obligations of any of them hereunder shall not have been satisfied and shall have become incapable of fulfillment and shall not be waived. This Agreement may also be terminated at any time prior to the Effective Date by the mutual consent of the respective Boards of Directors of the parties.

         4.2 In the event of the termination of this Agreement pursuant to any of the foregoing provisions, no party shall have any further liability or obligation of any nature to any other party under this Agreement.

                                    ARTICLE V

                            EFFECTIVE DATE OF MERGER
                            ------------------------

         Upon satisfaction or waiver (in accordance with the provisions of this Agreement) of each of the conditions set forth in Article III, the parties hereto shall execute and cause to be filed the Merger Agreement and such certificates or further documents as shall be required by the OTS and the State of Delaware, and with such other federal or state regulatory agencies as may be required. Upon approval by the OTS and endorsement of such Merger Agreement by the OTS, the Merger and other transactions contemplated by this Agreement shall become effective. The Effective Date for all purposes hereunder shall be the date of such endorsement by the OTS.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

         6.1 Any of the terms or conditions of this Agreement, which may legally be waived, may be waived at any time by any party hereto that is entitled to the benefit thereof, or any of such terms or conditions may be amended or modified in whole or in part at any time, to the extent authorized by applicable law, by an agreement in writing, executed in the same manner as this Agreement.

         6.2 Any of the terms or conditions of this Agreement may be amended or modified in whole or in part at any time, to the extent permitted by applicable law, rules, and regulations, by an amendment in writing, provided that any such amendment or modification is not materially adverse to Dollar, Corporation or their stockholders. In the event that any governmental agency requests or requires that the transactions contemplated herein be modified in any respect as a condition of providing a necessary regulatory approval or favorable ruling, or that in the opinion of counsel such modification is necessary to obtain such approval or ruling, this Agreement may be modified, at any time before or after adoption thereof by the stockholders of Dollar, by an instrument in writing, provided that the effect of such amendment would not be materially adverse to Dollar, Corporation or their stockholders.

         6.3 This Agreement shall be governed by and construed under the laws of the State of New Jersey, except insofar as Federal law is deemed to apply.


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


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Reorganization as of the date first above written.


                                  DOLLAR SAVINGS BANK


                                  By:  \s\ Robert DeMane
                                       -----------------------------------------
                                       Robert DeMane
                                       President and Chief Executive Officer


                                  DOLLAR BANCORP, INC.
                                  (In formation)


                                  By:  \s\ Robert DeMane
                                       -----------------------------------------
                                       Robert DeMane
                                       President and Chief Executive Officer


                                  DOLLAR INTERIM SAVINGS BANK
                                  (In formation)


                                  By:  \s\ Robert DeMane
                                       -----------------------------------------
                                       Robert DeMane
                                       President and Chief Executive Officer

























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                                                    EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION
                                       OF
                              DOLLAR BANCORP, INC.


         ARTICLE 1. CORPORATE TITLE. The name of the Corporation is Dollar Bancorp, Inc. (hereinafter referred to as the "Corporation").

         ARTICLE 2. REGISTERED OFFICE. The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

         ARTICLE 3. PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

         ARTICLE 4.  CAPITAL STOCK.

         A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is one million (1,000,000) consisting of:

              1. One hundred thousand (100,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

              2. Nine hundred thousand (900,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

         B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

         ARTICLE 5. MANAGEMENT OF CORPORATION. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and stockholders:

         A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them

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



by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

         B. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may be effected by the unanimous consent in writing by such stockholders.

          ARTICLE 6.  DIRECTORS

         A. The number of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The Directors shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter, and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter. At each annual meeting of stockholders following such initial classification and election, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

         B. Newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

         C. Advance notice of stockholder nominations for the election of Directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

         D. Any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 50% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors voting together as a single class.

         ARTICLE 7. BYLAWS. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the

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



holders of at least 50% of the votes cast by stockholders voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation.

         ARTICLE 8.  INDEMNIFICATION.

         A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or an Officer of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director, Officer, employee or agent or in any other capacity while serving as a Director, Officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section C hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         B. The right to indemnification conferred in Section A of this Article 8 shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, if required under the Delaware General Corporation Law, that an advancement of expenses incurred by an indemnitee in his or her capacity as a Director of Officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no
further  right  to  appeal  (hereinafter  a  "final   adjudication")  that  such
indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article 8 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

         C. If a claim under Section A or B of this Article 8 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days,

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



the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses), it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article 8 or otherwise, shall be on the Corporation.

         D. The rights to indemnification and to the advancement of expenses conferred in this Article 8 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise.

         E. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         F. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article 8 with respect to the indemnification and advancement of expenses of Directors and Officers of the Corporation.

         ARTICLE 9. LIMITATION OF LIABILITY. A Director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the
Director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any  repeal  or  modification   of  the  foregoing   paragraph  by  the
stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

         ARTICLE 10. AMENDMENTS. The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 50% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend or repeal any provision contained in the Certificate of Inspection.

         ARTICLE 11. SOLE INCORPORATOR. The name and mailing address of the sole incorporator are as follows:

        Name                                         Mailing Address
        ---------------                              ---------------------------

        Edward A. Quint                              5335 Wisconsin Avenue, N.W.
                                                     Suite 400
                                                     Washington, D.C.  20015

        I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and accordingly, have hereto set my hand this 6th day of October, 1999.


                                                     /S/ Edward A. Quint
                                                     ---------------------------
                                                     Edward A. Quint
                                                     Incorporator

                                                    EXHIBIT 3.2

                                     BYLAWS
                                       OF
                              DOLLAR BANCORP, INC.


                            ARTICLE I - STOCKHOLDERS


         SECTION 1. ANNUAL MEETING. An annual meeting of the stockholders, for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months subsequent to the later of the date of incorporation or the last annual meeting of stockholders.

         SECTION 2. SPECIAL MEETINGS. Subject to the rights of the holders of any class or series of preferred stock of the Corporation, special meetings of stockholders of the Corporation may be called by the Board of Directors pursuant to a resolution adopted by a majority of the total number of Directors which the Corporation would have if there were no vacancies on the Board of Directors (hereinafter the "Whole Board").

         SECTION 3. NOTICE OF MEETINGS. Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

         When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         SECTION 4. QUORUM. At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

         If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

         SECTION 5. ORGANIZATION. Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board of the Corporation or, in his or her absence, the Chief Executive Officer or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

         SECTION 6. CONDUCT OF BUSINESS. (a) Annual and special meetings shall be conducted in accordance with the rules established by the Board of Directors prior to the meeting which rules shall be made available for inspection at the shareholders meeting.

                  (b) Any new business to be taken up at the annual meting shall be stated in writing and filed with the secretary of the savings bank at least five days before the date of the annual meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting; but no other proposal shall be acted upon at the annual meeting. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least five days before the meeting, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the shareholders taking place 30 days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees; but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

         SECTION 7. PROXIES AND VOTING. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         All voting, including on the election of Directors but excepting where otherwise required by law or by the governing documents of the Corporation, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

         All elections shall be determined by a plurality of the votes cast, and except as otherwise required by the Certificate of Incorporation or bylaw, all other matters shall be determined by a majority of the votes present and cast at a properly called meeting of stockholders.

         SECTION 8. STOCK LIST. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

         The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

         SECTION 9. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Subject to the rights of the holders of any class or series of preferred stock of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may be effected by the unanimous consent in writing by such stockholders.

                         ARTICLE II - BOARD OF DIRECTORS

         SECTION 1. GENERAL POWERS, NUMBER AND TERM OF OFFICE. The business and affairs of the Corporation shall be under the direction of its Board of Directors. The number of Directors who shall constitute the Whole Board shall be such number as the Board of Directors shall from time-to-time by resolution so designate. The Board of Directors shall annually elect a Chairman of the Board from among its members who shall, when present, preside at its meetings.

         The Directors, other than those who may be elected by the holders of any class or series of Preferred Stock, shall be divided, with respect to the time for which they severally hold office, into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter, with each Director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the first annual meeting, Directors elected to succeed those Directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each Director to hold office until his or her successor shall have been duly elected and qualified.

         SECTION 2. CHAIRMAN OF THE BOARD. The Chairman of the Board shall, subject to the provisions of these Bylaws and to the direction of the Board of Directors, serve in a general executive capacity and, when present, shall preside at all meetings of the Board of Directors or the stockholders of the Corporation. The Chairman of the Board shall perform all duties and have all powers which are commonly incident to the office of Chairman of the Board or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized.

         SECTION 3. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Subject to the rights of the holders of any class or series of preferred stock, and unless the Board of Directors otherwise determines, newly created Directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such Director's successor shall have been duly elected and qualified. No decrease in the number of authorized Directors constituting the Board shall shorten the term of any incumbent Director.

         SECTION 4. REGULAR MEETINGS. Each regular meetings of the Board of Directors shall be held at such place, on such date, and at such time as shall have been established by the Board of Directors and publicized among all Directors. A notice of each regular meeting shall not be required.

         SECTION 5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President of the Bank. If the President or Chairman is absent or disabled, any two or more directors may call a special meeting. Notice of the place, date, and time of each such special meeting shall be given to each Director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by facsimile transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

         SECTION 6. QUORUM. At any meeting of the Board of Directors, a majority of the Whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

         SECTION 7. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

         SECTION 8. CONDUCT OF BUSINESS. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the Directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

         SECTION 9. POWERS. The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

         (1)      To declare dividends from time to time in accordance with law;

         (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

         (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

         (4) To remove any Officer of the Corporation with or without cause, and from time-to-time to devolve the powers and duties of any Officer upon any other person;

         (5) To confer upon any Officer of the Corporation the power to appoint, remove and suspend subordinate Officers, employees and agents;

         (6) To adopt from time-to-time such stock, option, stock purchase, bonus or other compensation plans for Directors, Officers, employees and agents of the Corporation and its subsidiaries as it may determine;

         (7) To adopt from time-to-time such insurance, retirement, and other benefit plans for Directors, Officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

         (8) To adopt from time-to-time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.

         SECTION 10. COMPENSATION OF DIRECTORS. Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as Directors, including, without limitation, their services as members of committees of the Board of Directors.

                            ARTICLE III - COMMITTEES

         SECTION 1. COMMITTEE OF THE BOARD OF DIRECTORS. The Board of Directors, by a vote of a majority of the Whole Board, may from time-to-time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a Director or Directors to serve as the member or members, designating, if it desires, other Directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

         SECTION 2. CONDUCT OF BUSINESS. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

         SECTION 3. EXECUTIVE COMMITTEE. There will be an Executive Committee consisting of at least five members, all of whom shall be Board Members. At the annual Board meeting the Directors will elect the members to the Executive Committee and the Chairman of the Committee. These elected members will serve until the next annual meeting or until their successors are elected. Except as otherwise limited by law, the Executive Committee will have power to decide all Corporation matters which need to be decided between regular Board meetings. The President or the Chairman of the Board will call Executive Committee meetings. If the President or the Chairman of the Board is absent or disabled, any two members of the Executive Committee may do so. In order to conduct an Executive Committee meeting, at least four members must be present (called a "Quorum"). The Executive Committee will keep a record of all business transacted at its meetings and will report all such business to the Board of Directors at the first regular meeting following each Executive Committee meeting. If a vacancy occurs among the Executive Committee members between annual Board meetings, the Board upon nomination by the President, will elect a replacement.

                              ARTICLE IV - OFFICERS

         SECTION 1. GENERALLY. (a) The Board of Directors as soon as may be practicable after the annual meeting of stockholders, shall choose a President and Chief Executive Officer, one or more Vice Presidents, and a Secretary and from time to time may choose such other Officers as it may deem proper. Any number of offices may be held by the same person.

                  (b) The term of office of all Officers shall be until the next annual election of Officers and until their respective successors are chosen, but any Officer may be removed from office at any time by the affirmative vote of a majority of the authorized number of Directors then constituting the Board of Directors (without prejudice to any contract rights that an Officer may have).

                  (c) All Officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such Officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

         SECTION 2. PRESIDENT AND CHIEF EXECUTIVE OFFICER. The President and Chief Executive Officer (the "President") shall have general responsibility for the management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the offices of President and Chief Executive Officer or which are delegated to him or her by the Board of Directors. The President , if present, shall preside at all meetings of the Executive Committee of the Board. Subject to the direction of the Board of Directors, the President shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision of all of the other Officers, employees and agents of the Corporation.

         SECTION 3. VICE PRESIDENT. The Vice President or Vice Presidents shall perform the duties of the President in his or her absence or during his disability to act. In addition, the Vice Presidents shall perform the duties and exercise the powers usually incident to their respective offices and/or such other duties and powers as may be properly assigned to them by the Board of Directors, the Chairman of the Board or the President. A Vice President or Vice Presidents may be designated as Executive Vice President or Senior Vice President.

         SECTION 4. SECRETARY. The Secretary or an Assistant Secretary shall issue notices of meetings, shall keep their minutes, shall have charge of the seal and the corporate books, shall perform such other duties and exercise such other powers as are usually incident to such offices and/or such other duties and powers as are properly assigned thereto by the Board of Directors, the Chairman of the Board or the President.

         SECTION 5. ASSISTANT SECRETARIES AND OTHER OFFICERS. The Board of Directors may appoint one or more Assistant Secretaries and such other Officers who shall have such powers and shall perform such duties as are provided in these Bylaws or as may be assigned to them by the Board of Directors, the Chairman of the Board or the President.

         SECTION 6. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the President or any Officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to, any action of stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.

                                ARTICLE V - STOCK

         SECTION 1. CERTIFICATES OF STOCK. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chairman of the Board or the President, and by the Secretary or an Assistant Secretary, or any Treasurer or Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

         SECTION 2. TRANSFERS OF STOCK. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

         SECTION 3. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 4. LOST, STOLEN OR DESTROYED CERTIFICATES. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

        SECTION 5. REGULATIONS. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                              ARTICLE VI - NOTICES

         SECTION 1. NOTICES. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, Director, Officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the U.S. mails, postage prepaid, or by sending such notice by facsimile transmission or by courier. Any such notice shall be addressed to such stockholder, Director, Officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by facsimile transmission or other courier, shall be the time of the giving of the notice.

         SECTION 2. WAIVERS. A written waiver of any notice, signed by a stockholder, Director, Officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, Director, Officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                           ARTICLE VII - MISCELLANEOUS

         SECTION 1. FACSIMILE SIGNATURES. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any Officer or Officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

         SECTION 2. CORPORATE SEAL. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Chief Financial Officer or by an Assistant Secretary or an assistant to the Chief Financial Officer.

         SECTION 3. RELIANCE UPON BOOKS, REPORTS AND RECORDS. Each Director, each member of any committee designated by the Board of Directors, and each Officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its Officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such Director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

         SECTION 4. FISCAL YEAR. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

         SECTION 5. TIME PERIODS. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                            ARTICLE VIII - AMENDMENT

         The Board of Directors may amend, alter or repeal these Bylaws at any meeting of the Board, provided notice of the proposed change is given not less than two days prior to the meeting. The stockholders shall also have power to amend, alter or repeal these Bylaws at any meeting of stockholders, provided notice of the proposed change was given in the Notice of the Meeting; provided, however, that, notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock Designation or these Bylaws, the affirmative votes of the holders of at least 50% of the voting power of all the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal any provisions of these Bylaws.

                                                     EXHIBIT 4

              [FORM OF STOCK CERTIFICATE FOR DOLLAR BANCORP, INC.]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                              DOLLAR BANCORP, INC.
                               NEWARK, NEW JERSEY




           $0.01 par value common stock-fully paid and non-assessable

This  certifies  that  _____________________________  is the owner of __________
shares of the common stock of DOLLAR BANCORP, INC. (the "Corporation"), a Delaware corporation.

The shares evidenced by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, in person or by his duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar. This security is not a deposit or account and is not federally insured or guaranteed.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be affixed hereto.

DATED:____________________



-----------------------                             ---------------------------
Secretary                        (SEAL)             President

      The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

      The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common     UNIF GIFT MIN ACT -_________Custodian________
                                                       (Cust)           (Minor)
TEN ENT - as tenants by the entireties
                                               Under Uniform Gifts to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as           ---------------------------------
          tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list


For value received, _____________________ hereby sell, assign and transfer unto





PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER



--------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)


--------------------------------------------------------------------------------

---------------------------------------------------------------------- Shares of

--------------------------------------------------------------------------------
the  Common  Stock  represented  by  the  within  Certificate,   and  do  hereby
irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated,
      ------------------------------


In the presence of                                   Signature:


-------------------------------------                ---------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.